EXHIBIT 32.1

SECTION 906 CERTIFICATION OF

 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

 OF LOOP INDUSTRIES, INC.

In connection with the accompanying Annual Report on Form 10-K of Loop Industries, Inc. for the year ended February 29, 2016, the undersigned, Daniel Solomita, President of Loop Industries, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended February 29, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Annual Report on Form 10-K for the year ended February 29, 2016 fairly presents, in all material respects, the financial condition and results of operations of Loop Industries, Inc.

Date: June 15, 2016	By:	/s/ Daniel Solomita
Daniel Solomita
President (principal executive officer, principal accounting officer, and principal financial officer)